Exhibit 99.1

          Tekelec Announces Third Quarter Financial Results; Achieves
                            Revenue of $70.7 Million

    CALABASAS, Calif.--(BUSINESS WIRE)--Oct. 22, 2003--Tekelec (Nasdaq:TKLC) today reported financial results for its third quarter ended September 30, 2003.
    Revenue for the third quarter of 2003 was $70.7 million, compared to $73.5 million in the third quarter of 2002. On a GAAP basis, Tekelec's Income from Continuing Operations was $5.2 million, or $0.08 per diluted share, for the third quarter of 2003, compared to $9.3 million, or $0.16 per diluted share, in the third quarter of 2002. Non-GAAP net income for the third quarter of 2003, which excludes the effects of acquisition-related amortization, the write-off of unamortized bond issuance costs, and the gain on disposal of discontinued operations, was $7.5 million, or $0.12 per diluted share, compared to non-GAAP net income of $11.0 million, or $0.18 per diluted share, in the third quarter of 2002. Orders received for Tekelec products and services in the third quarter were $74.7 million, compared to $58.9 million in the third quarter of 2002.
    Tekelec President and CEO Fred Lax commented, "Our team executed very well during the third quarter, with revenue increasing 12% sequentially, and orders up by 10% sequentially. We continued to operate profitably, while exceeding both consensus revenue and profit expectations, and generated strong cash flow from operations. Order volume provided us with a strong book-to-bill ratio, and we made good progress on our global expansion efforts. Our signaling business continues to benefit from the essential role it fulfills in wireless networks and the strong growth that wireless operators are experiencing in new subscribers and network usage.
    "In the first full quarter of operations for our new Santera next-generation switching business unit, we added three new customers and the unit made a solid contribution to overall company revenues. Along with the success we are having in Class 4 deployments, the majority of the revenue in our next-generation switching business unit came from Class 5 and wireless applications, which is a positive indicator, given the market size and growth opportunities in these particular areas. Overall, the market for next-generation switching solutions continues to gain traction.
    "Today we also announced that Distributel, a Canadian provider of competitive long-distance and Internet services, has selected SanteraOne for a multi-switch deployment that will allow them to migrate voice traffic currently carried on leased facilities. This, along with the recent YAK announcement, highlights the success we are having in the Canadian market with our next-generation switching business.
    "Additionally, we announced that SFR, the second largest wireless operator in France, has ordered Tekelec's Equipment Identity Register and G-Flex HLR Manager solution, demonstrating the progress we are making both in our global expansion efforts and in leveraging our Eagle platform to provide our customers with value-added signaling applications."

    Business Unit Results

    Network Signaling revenue for the third quarter of 2003 was $56.8 million, compared to $62.8 million in third quarter of 2002. IEX Contact Center revenue was $9.3 million, compared to $10.7 million in third quarter of 2002. Next-Generation Switching revenue was $4.6 million in the current quarter.



                         Q4 FINANCIAL GUIDANCE
                     Q4 2003 Guidance     Comparable Q4 2002 Results

Total Revenue:       $71.0 million -      $58.4 million
                       $73.0 million

GAAP EPS:            $0.07 - $0.08 per
                       diluted share(1)   ($0.01) per diluted share


(1) For the 4th quarter of 2003, Tekelec expects expenses to include amortization of acquired intangibles of approximately $1.5 million, pre-tax. In addition, the Company expects amortization of acquired intangibles at the Santera business unit level to total approximately $1.0 million, after the allocation to Santera's minority shareholders.



    Lax concluded, "I am pleased with our performance in the third quarter, including our sequential revenue growth, strong book-to-bill, and both our ongoing profitability and net positive cash flow from operations on a consolidated basis. I am also encouraged by the early successes of our next-generation switching business unit, including our integration efforts, customer acceptance, and third quarter financial results. Overall, we continue to make solid progress on our key strategic objectives of extending our signaling solutions leadership, developing our next-generation switching portfolio, and prudently pursuing global expansion."

    About Tekelec

    Tekelec is a leading developer of telecommunications signaling and switching solutions, packet-telephony infrastructure, network monitoring technology, and value-added applications. Tekelec's innovative solutions are widely deployed in traditional and next-generation wireline and wireless networks and contact centers worldwide. Corporate headquarters are located in Calabasas, California, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.

    Non-GAAP Information

    Certain non-GAAP financial measures are included in this press release. In the calculation of these measures, Tekelec excludes certain items such as amortization of acquired intangibles, discontinued operations, and unusual, non-recurring charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company's core operating performance and with information useful in assessing our prospects for the future and underlying trends in Tekelec's business. Management uses such non-GAAP measures to evaluate financial results and to establish operational goals. In addition, since the Company has historically reported non-GAAP measures to the investment community, we believe the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of non-GAAP net income referred to in this release to the most directly comparable GAAP measure, GAAP net income from continuing operations. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures, which have been prepared in accordance with generally accepted accounting principles.

    Forward-Looking Statements

    Certain statements made in this news release are forward looking, reflect the Company's current intent, belief or expectations and involve certain risks and uncertainties. There can be no assurance that the Company's actual future performance will meet the Company's expectations. As discussed in the Company's 2002 Annual Report on Form 10-K and other filings with the SEC, the Company's future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company's current expectations include, among others: overall telecommunications spending, changes in general economic conditions, the timing of significant orders and shipments, the lengthy sales cycle for the Company's products, the timing of the convergence of voice and data networks, the success or failure of strategic alliances or acquisitions including the success or failure of the integration of Santera's operations with those of the Company, the ability of carriers to utilize excess capacity of signaling infrastructure and related products in their networks, the capital spending patterns of customers, the dependence on wireless customers for a significant percentage and growth of the Company's revenues, the timely development and introduction of new products and services, product mix, the geographic mix of the Company's revenues and the associated impact on gross margins, market acceptance of new products and technologies, carrier deployment of intelligent network services, the ability of our customers to obtain financing, the level and timing of research and development expenditures, regulatory changes, and the expansion of the Company's marketing and support organizations, both domestically and internationally. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.



                                TEKELEC
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)

                                Three Months Ended  Nine Months Ended
                                   September 30,      September 30,
                                  2003     2002      2003      2002
----------------------------------------------------------------------
                                  (thousands, except per share data)

Revenues                         $70,747  $73,544  $188,675  $201,918
Costs and expenses:
   Cost of goods sold             14,488   16,479    44,009    52,298
   Amortization of purchased
    technology                     2,964    2,476     8,102     7,663
   Research and development       20,696   16,251    51,183    45,149
   Selling, general and
    administrative                28,344   22,654    74,681    68,878
   Acquired in-process research
    and development                   --       --     2,900        --
   Amortization of intangibles       543      400     1,368     1,200

----------------------------------------- -------- --------- ---------
Income from operations             3,712   15,284     6,432    26,730
   Interest and other income
    (expense), net                (1,583)  (1,200)   (3,437)   (1,710)

----------------------------------------- -------- --------- ---------
Income from continuing operations
 before provision for income
 taxes                             2,129   14,084     2,995    25,020
   Provision for income taxes
    (1) (2)                        4,987    4,760     7,634     8,448
----------------------------------------- -------- --------- ---------
Income (Loss) from continuing
 operations before
 minority interest                (2,858)   9,324    (4,639)   16,572
Minority interest                  8,015       --    12,520        --
----------------------------------------- -------- --------- ---------
   Income from continuing
    operations                     5,157    9,324     7,881    16,572
----------------------------------------- -------- --------- ---------
Loss from discontinued operation,
 net of income taxes of $1,553
 and $2,707 for the three and nine
 months ended September 30, 2002      --   (1,898)       --    (3,308)
----------------------------------------- -------- --------- ---------
Gain on disposal of discontinued
 operation, net of income taxes
 of $13,345 for the three and nine
 months ended September 30,
 2002 (3)                          3,293   28,312     3,293    28,312
----------------------------------------- -------- --------- ---------
         Net income              $ 8,450  $35,738  $ 11,174  $ 41,576

========================================= ======== ========= =========
Earnings per share from
 continuing operations
   Basic                         $  0.09  $  0.15  $   0.13  $   0.27
   Diluted (4)                      0.08     0.16      0.12      0.31
----------------------------------------- -------- --------- ---------
Loss per share from discontinued
 operation
   Basic                         $    --  $ (0.03) $     --  $  (0.05)
   Diluted (4)                        --    (0.03)       --     (0.05)
----------------------------------------- -------- --------- ---------
Earnings per share from gain on
 disposal of discontinued
 operation
   Basic                         $  0.05  $  0.47  $   0.05  $   0.47
   Diluted (4)                      0.05     0.41      0.05      0.41
----------------------------------------- -------- --------- ---------
Earnings per share
   Basic                         $  0.14  $  0.59  $   0.18  $   0.69
   Diluted (4)                      0.13     0.54      0.17      0.67

========================================= ========= ======== =========
Earnings (Loss) per share weighted
 average number of shares
 outstanding:
   Basic                          61,206   60,407    61,057    60,249
   Diluted (4)                    69,915   68,793    68,848    68,987

Notes to Condensed Consolidated Statements of Operations (000's):

(1) Provision for income taxes includes the effect of nondeductible acquisition-related costs and a benefit for the utilization of deferred tax liabilities related to certain of these acquisition-related costs:

    -- For the three and nine months ended September 30, 2003, the amortization of purchased technology and other intangibles related to the acquisition of IEX and Santera amounted to $3,364 and $9,061, respectively. The related income tax benefits for three and nine months ended September 30, 2003 were $557 and $2,576, respectively.

    -- For the three and nine months ended September 30, 2002, the amortization of purchased technology and other intangibles related to the acquisition of IEX amounted to $2,800 and $8,400, respectively. The related income tax benefits for the three and nine months ended September 30, 2002 were $1,050 and $3,110, respectively.

(2) Provision for income taxes does not include any benefit from the losses generated by Santera due to the following:

    -- Santera's losses cannot be included on Tekelec's consolidated federal tax return because its ownership interest in Santera does not meet the threshold to consolidate under income tax rules and regulations.

    -- A full valuation allowance has been established on the tax benefits generated by Santera as a result of Santera's historical operating losses.

(3) The sale of the Network Diagnostics Division in August 2002 resulted in a gain on the disposal of discontinued operation for the three and nine months ended September 30, 2003 and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(4) For the three and nine months ended September 30, 2003 and the three and nine months ended September 30, 2002, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $591, $684, $1,498 and $4,463, respectively, for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three and nine months ended September 30, 2003 and the three months ended September 30, 2002 includes 6,361, 6,361, 7,606 and 7,606 shares, respectively, related to the convertible debt using the "if-converted" method.




                                TEKELEC
                 NON-GAAP (1) STATEMENTS OF OPERATIONS
                              (unaudited)

                                 Three Months Ended  Nine Months Ended
                                    September 30,     September 30,
                                   2003     2002     2003      2002
----------------------------------------------------------------------
                                   (thousands, except per share data)

Revenues                         $70,747  $73,544  $188,675  $201,918
Costs and expenses:
   Cost of goods sold             14,631   16,555    44,418    52,761
   Research and development       20,696   16,251    51,183    45,149
   Selling, general and
    administrative                28,344   22,654    74,681    68,878

----------------------------------------- ------------------ ---------
Income from operations             7,076   18,084    18,393    35,130
   Interest and other income
    (expense), net                  (537)  (1,200)   (2,391)   (1,710)

----------------------------------------- ------------------ ---------
Income before provision for
 income taxes                      6,539   16,884    16,002    33,420
   Provision for income taxes (2)  5,900    5,909    10,566    11,697
----------------------------------------- ------------------ ---------
Income before minority interest      639   10,975     5,436    21,723
Minority interest                  6,850       --     9,362        --
----------------------------------------- ------------------ ---------
   Non-GAAP net income           $ 7,489  $10,975  $ 14,798  $ 21,723

========================================= ================== =========
Non-GAAP earnings per share
   Basic                         $  0.12  $  0.18  $   0.24  $   0.36
   Diluted (3)                      0.12     0.18      0.22      0.35

Non-GAAP earnings per share weighted
 average number of shares
 outstanding:
   Basic                            61,206   60,407   61,057   60,249
   Diluted (3)                      69,915   61,188   68,848   61,381


Notes to Non-GAAP Statements of Operations (000's):

(1) The above Non-GAAP Statements of Operations exclude the effects of the following:

    -- Write-off of bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

    --  Results of operations related to the sale of Network
        Diagnostics Division completed in August 2002, resulting in an exclusion of loss from discontinued operation, net of income tax benefit, for the three and nine months ended September 30, 2002 in the amounts of $1,898 and $3,308, respectively.

    -- Gain on disposal of discontinued operation, net of income taxes, related to the sale of the Network Diagnostics Division for the three and nine months ended September 30, 2003 and 2002 in the amounts of $3,293 and $28,312, respectively.

    -- For the three and nine months ended September 30, 2003, the amortization of purchased technology and other intangibles related to the acquisitions of IEX and Santera amounted to $3,364 and $9,106, respectively. The related income tax benefits for the three and nine months ended September 30, 2003 were $557 and $2,576, respectively. For the nine months ended September 30, 2003, the write-off of in-process research and development related to the acquisition of Santera was $2,900. The minority interest impact of the amortization and write-off for the three and nine months ended September 30, 2003 was $1,165 and $3,158, respectively.

    -- For the three and nine months ended September 30, 2002, the amortization of purchased technology and other intangibles related to the acquisition of IEX amounted to $2,800 and $8,400, respectively. The related income tax benefits for the three and nine months ended September 30, 2002 were $1,050 and $3,110, respectively.

(2) The above Non-GAAP Statements of Operations assume an effective tax rate of 34% for the Tekelec business excluding Santera for the three and nine months ended September 30, 2003. There were no income tax benefits associated with the losses generated by Santera. An effective tax rate of 35% was included for the three and nine months ended September 30, 2002.

(3) For the three and nine months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $591 and $684, respectively, for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three and nine months ended September 30, 2003 and the three months ended September 30, 2002 includes 6,361 and 6,361 shares, respectively, related to the convertible debt using the "if-converted" method. For all other periods presented, the results of the "if-converted" calculation are anti-dilutive and therefore excluded from earnings per share.




                                TEKELEC
                 CONDENSED CONSOLIDATED BALANCE SHEETS

                                                 Sept. 30,    Dec. 31,
                                                   2003         2002
------------------------------------------------------------ ---------
                                                (unaudited)
                                                      (thousands)
ASSETS
Current assets:
   Cash and cash equivalents                    $   161,707  $167,283
   Short-term investments, at fair value             10,493    14,289
   Accounts receivable, net                          33,330    44,061
   Inventories                                       19,142    10,560
   Deferred income taxes, net                        12,992    13,806
   Prepaid expenses and other current assets         17,138    16,491
------------------------------------------------------------ ---------
   Total current assets                             254,802   266,490
Long-term investments, at fair value                167,592   128,258
Property and equipment, net                          23,244    21,387
Investments in privately-held companies              16,525    16,525
Deferred income taxes                                10,583    11,502
Other assets                                          6,080     2,263
Long-term notes receivable ($17,300 face amount)     17,681    17,987
Goodwill                                             70,775    44,942
Intangible assets, net                               37,726    16,329
------------------------------------------------------------ ---------
   Total assets                                 $   605,008  $525,683
============================================================ =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Current portion of deferred revenues     $    40,256  $ 28,355
       Other current liabilities                     55,889    50,223
------------------------------------------------------------ ---------
       Total current liabilities                     96,145    78,578
Long-term convertible debt                          125,000   126,973
Long-term portion of notes payable                    4,344        --
Long-term portion of deferred revenues                2,015     3,632
Deferred income taxes                                10,775    14,493
------------------------------------------------------------ ---------
   Total liabilities                                238,279   223,676
------------------------------------------------------------ ---------
Minority interest                                    48,480        --
------------------------------------------------------------ ---------
Total shareholders' equity                          318,249   302,007
------------------------------------------------------------ ---------
   Total liabilities and shareholders' equity   $   605,008  $525,683
============================================================ =========




                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                              Three Months Ended September 30, 2003
                               (thousands, except per share data)

                               GAAP         Adjustments  Non-GAAP
----------------------------------------------------------------------

Revenues                     $70,747       $        --   $70,747
Costs and expenses:
   Cost of goods sold         14,488                --    14,488
   Amortization of purchased
    technology                 2,964            (2,821)(1)   143
----------------------------------------------------------------------
       Total cost of sales    17,452            (2,821)   14,631
----------------------------------------------------------------------
   Gross Profit               53,295 75.3%       2,821    56,116 79.3%
----------------------------------------------------------------------

   Research and development   20,696                --    20,696
   Selling, general and
    administrative            28,344                --    28,344
   Amortization of
    intangibles                  543              (543)(1)    --
----------------------------------------------------------------------
       Total operating
        expenses              49,583              (543)   49,040


----------------------------------------------------------------------
Income from operations         3,712             3,364     7,076
   Interest and other income
    (expense), net            (1,583)            1,046 (2)  (537)

----------------------------------------------------------------------
Income from continuing
 operations before
 provision for income
 taxes                         2,129             4,410     6,539
   Provision for income taxes  4,987               913 (3) 5,900
----------------------------------------------------------------------
Income (Loss) from continuing
 operations before
 minority interest            (2,858)            3,497       639
Minority interest              8,015            (1,165)(4) 6,850
----------------------------------------------------------------------
   Income from continuing
    operations                 5,157             2,332     7,489
Gain on disposal of
 discontinued operation        3,293            (3,293)(5)    --
----------------------------------------------------------------------
   Net income                $ 8,450       $      (961)  $ 7,489

======================================================================
Earnings per share from
 continuing operations
   Basic                     $  0.09                     $  0.12
   Diluted (6)                  0.08                        0.12
----------------------------------------------------------------------
Earnings per share from gain
 on disposal of discontinued
 operation
   Basic                     $  0.05                     $    --
   Diluted (6)                  0.05                          --
----------------------------------------------------------------------
Earnings per share
   Basic                     $  0.14                     $  0.12
   Diluted (6)                  0.13                        0.12
======================================================================
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                      61,206                      61,206
   Diluted (6)                69,915                      69,915
======================================================================

(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisitions of IEX and Santera.

(2) The adjustment represents the write-off of unamortized bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

(3) The adjustment represents the income tax effects of footnotes (1) and (2) in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(4) The adjustment represents the minority interest impact of footnote
    (1).

(5) The adjustment represents the gain on the sale of the Network
    Diagnostics Division and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(6) For the three months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $591 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended September 30, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method.



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                                Three Months Ended September 30, 2002
                                  (thousands, except per share data)
                                  GAAP      Adjustments  Non-GAAP
----------------------------------------------------------------------

Revenues                        $73,544       $     --   $73,544
Costs and expenses:
   Cost of goods sold            16,479             --    16,479
   Amortization of purchased
    technology                    2,476         (2,400)(1)    76
--------------------------------------------- ------------------------
       Total cost of sales       18,955         (2,400)   16,555
--------------------------------------------- ------------------------
   Gross profit                  54,589 74.2%    2,400    56,989 77.5%
----------------------------------------------------------------------

   Research and development      16,251             --    16,251
   Selling, general and
    administrative               22,654             --    22,654
   Amortization of intangibles      400           (400)(1)    --
----------------------------------------------------------------------
      Total operating expenses   39,305           (400)   38,905

----------------------------------------------------------------------
Income from operations           15,284          2,800    18,084
   Interest and other income
    (expense), net               (1,200)            --    (1,200)

----------------------------------------------------------------------
Income from continuing
 operations before
 provision for income taxes      14,084          2,800    16,884
   Provision for income taxes     4,760          1,149 (2) 5,909
----------------------------------------------------------------------
   Income from continuing
    operations                    9,324          1,651    10,975
----------------------------------------------------------------------
Loss from discontinued
 operation, net of income taxes
 of $1,553 for the three
 months ended September 30,
 2002                            (1,898)         1,898 (3)    --
----------------------------------------------------------------------
Gain on disposal of discontinued
 operation, net of income
 taxes of $13,345                28,312        (28,312)(3)    --
----------------------------------------------------------------------
   Net income                   $35,738       $(24,763)  $10,975

======================================================================
Earnings per share from
 continuing operations
   Basic                        $  0.15                  $  0.18
   Diluted                         0.16   (4)               0.18
----------------------------------------------------------------------
Earnings per share from
 discontinued operation
   Basic                        $ (0.03)                 $    --
   Diluted                        (0.03)  (4)                 --
----------------------------------------------------------------------
Earnings per share from gain on
 disposal of discontinued
 operation
   Basic                        $  0.47                  $    --
   Diluted                         0.41   (4)                 --
----------------------------------------------------------------------
Earnings per share
   Basic                        $  0.59                  $  0.18
   Diluted                         0.54   (4)               0.18
======================================================================
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                         60,407                   60,407
   Diluted                       68,793   (4)             61,188
======================================================================


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX.

(2) The adjustments represent the income tax effect of footnote (1) in order to reflect our non-GAAP effective tax rate of 35%.

(3) The adjustment represents the results of the discontinued operation and the gain related to the sale of Network Diagnostics Division, net of income taxes.

(4) For the three months ended September 30, 2002, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $1,498 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended September 30, 2002 includes 7,606 shares related to the convertible debt using the "if-converted" method.




                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                              Nine Months Ended September 30, 2003
                               (thousands, except per share data)
                              GAAP         Adjustments   Non-GAAP
----------------------------------------- ----------------------------

Revenues                   $188,675       $        --   $188,675
Costs and expenses:
   Cost of goods sold        44,009                --     44,009
   Amortization of
    purchased technology      8,102            (7,693)(1)    409
----------------------------------------- ----------------------------
       Total cost of sales   52,111            (7,693)    44,418
----------------------------------------- ----------------------------
   Gross Profit             136,564 72.4%       7,693    144,257 76.5%
----------------------------------------- ----------------------------

   Research and development  51,183                       51,183
   Selling, general and
    administrative           74,681                --     74,681
   Acquired in-process
    research and
    development               2,900            (2,900)(1)     --
   Amortization of
    intangibles               1,368            (1,368)(1)     --
----------------------------------------- ----------------------------
       Total operating
        expenses            130,132            (4,268)   125,864


----------------------------------------- ----------------------------
Income from operations        6,432            11,961     18,393
   Interest and other
    income (expense), net    (3,437)            1,046 (2) (2,391)

----------------------------------------- ----------------------------
Income from continuing
 operations before
 provision for income
 taxes                        2,995            13,007     16,002
   Provision for income
    taxes                     7,634             2,932 (3) 10,566
----------------------------------------- ----------------------------
Income (Loss) from
 continuing operations
 before minority interest    (4,639)           10,075      5,436
Minority interest            12,520            (3,158)(4)  9,362
----------------------------------------- ----------------------------
   Income from continuing
    operations                7,881             6,917     14,798
Gain on disposal of
 discontinued operation       3,293            (3,293)(5)     --
----------------------------------------- ----------------------------
   Net income              $ 11,174       $     3,624   $ 14,798

========================================= ============================
Earnings per share from
 continuing operations
   Basic                   $   0.13                     $   0.24
   Diluted (6)                 0.12                         0.22
----------------------------------------- ----------------------------
Earnings per share from
 gain on disposal of
 discontinued operation
   Basic                   $   0.05                     $     --
   Diluted (6)                 0.05                           --
----------------------------------------- ----------------------------
Earnings per share
   Basic                   $   0.18                     $   0.24
   Diluted (6)                 0.17                         0.22
========================================= ============================
Earnings per share weighted
 average number of shares
 outstanding:
   Basic                     61,057                       61,057
   Diluted (6)               68,848                       68,848
========================================= ============================


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisitions of IEX and Santera and the write-off of in-process research and development related to the acquisition of Santera.

(2) The adjustment represents the write-off of unamortized bond issuance costs of $1,046 related to the July 2003 retirement of the convertible debt issued in 1999.

(3) The adjustment represents the income tax effects of footnotes (1) and (2) in order to reflect our non-GAAP effective tax rate at 34% for the Tekelec business, excluding Santera.

(4) The adjustment represents minority interest impact of footnote
    (1).

(5) The adjustment represents the gain on the sale of the Network
    Diagnostics Division and was due to the settlement of the final working capital adjustment in accordance with the asset purchase agreement.

(6) For the nine months ended September 30, 2003, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $684 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the nine months ended September 30, 2003 includes 6,361 shares related to the convertible debt using the "if-converted" method.



                                TEKELEC
             IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME
                              (unaudited)

                               Nine Months Ended September 30, 2002
                                 (thousands, except per share data)
                                 GAAP     Adjustments   Non-GAAP
----------------------------------------------------------------------

Revenues                      $201,918      $     --    $201,918
Costs and expenses:
   Cost of goods sold           52,298            --      52,298
   Amortization of purchased
    technology                   7,663        (7,200) (1)    463
----------------------------------------------------------------------
       Total cost of sales      59,961        (7,200)     52,761
----------------------------------------------------------------------
   Gross profit                141,957 70.3%   7,200     149,157 73.9%
----------------------------------------------------------------------

   Research and development     45,149            --      45,149
   Selling, general and
    administrative              68,878            --      68,878
   Amortization of intangibles   1,200        (1,200) (1)     --
----------------------------------------------------------------------
      Total operating expenses 115,227        (1,200)    114,027

Income from operations          26,730         8,400      35,130
----------------------------------------------------------------------
   Interest and other income
    (expense), net              (1,710)           --      (1,710)

----------------------------------------------------------------------
Income from continuing
 operations before
 provision for income
 taxes                          25,020         8,400      33,420
   Provision for income taxes    8,448         3,249  (2) 11,697
----------------------------------------------------------------------
   Income from continuing
    operations                  16,572         5,151      21,723
----------------------------------------------------------------------
Loss from discontinued
 operation, net of income
 taxes of $2,707 for the nine
 months ended September 30,
 2002                           (3,308)        3,308  (3)     --
----------------------------------------------------------------------
Gain on disposal of
 discontinued operation, net
 of income taxes of $13,345     28,312       (28,312)         --
----------------------------------------------------------------------
   Net income                 $ 41,576      $ 19,853    $ 21,723

======================================================================
Earnings per share from
 continuing operations
   Basic                      $   0.27                  $   0.36
   Diluted                        0.31   (4)                0.35
----------------------------------------------------------------------
Earnings per share from
 discontinued operation
   Basic                      $  (0.05)                 $     --
   Diluted                       (0.05)  (4)                  --
----------------------------------------------------------------------
Earnings per share from gain
 on disposal of discontinued
 operation
   Basic                      $   0.47                  $     --
   Diluted                        0.41   (4)                  --
----------------------------------------------------------------------
Earnings per share
   Basic                      $   0.69                  $   0.36
   Diluted                        0.67   (4)                0.35
======================================================================
Earnings (Loss) per share
 weighted average number
 of shares outstanding:
   Basic                        60,249                    60,249
   Diluted                      68,987   (4)              61,381
======================================================================


(1) The adjustments represent the amortization of purchased technology and other intangibles related to the acquisition of IEX.

(2) The adjustment represents the income tax effect of footnote (1) in order to reflect our non-GAAP effective tax rate at 35%.

(3) The adjustment represents the results of the discontinued operation and the gain related to the sale of Network Diagnostics Division, net of income taxes.

(4) For the nine months ended September 30, 2002, the calculation of earnings per share includes, for the purposes of the calculation, the add-back to net income of $4,463 for assumed after-tax interest cost related to the convertible debt using the "if-converted" method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the nine months ended September 30, 2002, includes 7,606 shares related to the convertible debt using the "if-converted" method.



    CONTACT: Tekelec
             Michael Attar, 818-880-7821